Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 7.1% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $0.30

FOR THE QUARTER ENDED MARCH 31, 2015

BEACHWOOD, OHIO, April 28, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2015.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $6.4 million to $107.1 million, or $0.30 per diluted share, compared to $100.7 million, or $0.28 per diluted share, for the prior-year comparable period.

•	First quarter net loss attributable to common shareholders was $249.4 million, or $0.69 per diluted share, which compares to net loss of $23.2 million, or $0.07 per diluted share, for the prior-year comparable period.

•	Included in the 2015 net loss was the impairment of 25 operating shopping centers and five land parcels totaling $279.0 million. The impairment charges were triggered by an acceleration of the Company’s asset disposition plans.

Significant Quarterly Activity

•	Generated same store net operating income growth of 2.6% on a pro rata basis

•	Executed 289 new leases and renewals for 2.6 million square feet

•	The portfolio leased rate was 95.5% at March 31, 2015 as compared to 95.1% at March 31, 2014

•	Generated new leasing spreads of 26.9% on a pro rata basis, and renewal leasing spreads of 6.7% on a pro rata basis

•	The annualized base rent per occupied square foot was $14.02 at March 31, 2015 as compared to $13.44 at March 31, 2014, an increase of 4.3%

•	Acquired the remaining 80% interest in Buena Park Place, a 223,000 square-foot power center located in Orange County, California, valued at $39 million, in connection with the dissolution of the Company’s joint venture with Coventry Real Estate Advisors (“Coventry”). Simultaneously, DDR transferred to Coventry its 20% interest in the joint venture’s remaining 21 assets, valued at $49 million at the Company’s share, and concurrently eliminated the Company’s $36 million of pro rata joint venture debt.

•	Sold an additional 10 assets totaling $104 million at DDR’s share

•	Issued $500 million of 3.625% senior unsecured notes due February 2025

•	In April 2015, amended and restated primary $750 million unsecured revolving credit facility to extend the final maturity date to June 2020, including options. The smaller unsecured revolving credit facility was also amended in order to reduce the commitment to $50 million and modify certain other terms to conform to the primary facility. Pricing on both amended revolving credit facilities was reduced and is currently set at LIBOR plus 100 basis points, a decrease of 15 basis points from the previous rate, and is determined based upon DDR’s credit ratings.

•	Also in April 2015, entered into a $400 million unsecured term loan with Wells Fargo Bank, as administrative agent, and PNC Bank, as syndication agent. The unsecured term loan has a maturity date of April 2020, including options. Pricing on the unsecured term loan is currently set at LIBOR plus 110 basis points and is determined based upon DDR’s credit ratings.

“I am pleased to announce another impressive quarter of leasing and transactional volume as we further position the portfolio for long-term net asset value creation. Although taking a large impairment charge is disappointing, we believe that disposing of these assets is in the best interest of our shareholders,” added David J. Oakes, president and chief executive officer of DDR.

2015 Guidance

•	There has been no change in Operating FFO per share guidance since the initial release on January 7, 2015. The Company continues to estimate Operating FFO for 2015 between $1.20 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended March 31, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 407 value-oriented shopping centers representing 117 million square feet in 41 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, April 29, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.249.1119 (domestic) or 412.542.4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	Three Months Ended
	1Q15	1Q14
Revenues:
Minimum rents (1)	$180,697	$166,187
Percentage rent	1,385	1,641
Recoveries	64,080	57,800
Ancillary income	4,219	6,203
Other revenues (2)	370	1,458

	250,751	233,289
Expenses (3):
Operating and maintenance	38,726	36,587
Real estate taxes	37,629	33,976

	76,355	70,563

Net operating income	174,396	162,726

Other income (expense):
Fee income	8,074	8,223
Interest income	7,161	3,127
Interest expense (4)	(63,020)	(59,698)
Depreciation and amortization	(103,015)	(103,619)
General and administrative (5)	(18,595)	(20,253)
Other income (expense), net (6)	(3,428)	(4,183)
Impairment charges (7)	(279,021)	(2,329)

Loss before earnings from equity method investments and other items	(277,448)	(16,006)
Equity in net income of joint ventures	61	5,490
Impairment of joint venture investments	0	(9,100)
Gain on change in control of interests	14,279	0
Income from discontinued operations (8)	0	3,012
Tax expense	(4,900)	(684)
Gain (loss) on disposition of real estate, net of tax	25,094	(1,090)

Net loss	(242,914)	(18,378)
Non-controlling interests (9)	(873)	1,738

Net loss attributable to DDR	(243,787)	(16,640)
Preferred dividends	(5,594)	(6,608)

Net loss attributable to Common Shareholders	(249,381)	(23,248)

FFO:
Net loss attributable to common shareholders	(249,381)	(23,248)
Depreciation and amortization of real estate investments	100,867	107,066
Equity in net income of joint ventures	(61)	(5,490)
Joint ventures’ FFO	7,017	8,743
Non-controlling interests (OP units)	249	62
Impairment of depreciable real estate	179,748	10,390
Gain on disposition of depreciable real estate, net	(25,236)	(11,711)

FFO attributable to Common Shareholders	13,203	85,812
Non-operating items, net (10)	93,930	14,898

Operating FFO	$107,133	$100,710

FFO per share – Diluted (11)	$0.04	$0.24
Operating FFO per share – Diluted (11)	$0.30	$0.28

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	1Q15	4Q14
Assets:
Land	$2,195,039	$2,208,468
Buildings	6,933,849	7,087,040
Fixtures and tenant improvements	643,222	645,035

	9,772,110	9,940,543
Less: Accumulated depreciation	(1,943,284)	(1,909,585)

	7,828,826	8,030,958
Land held for development and construction in progress	275,305	395,242

Real estate, net	8,104,131	8,426,200

Investments in and advances to joint ventures	410,340	414,848
Cash	55,993	20,937
Restricted cash	8,152	11,375
Notes receivable, net	47,184	56,245
Receivables, including straight-line rent, net	133,463	132,661
Other assets, net (12)	451,847	479,629

Total Assets	9,211,110	9,541,895

Liabilities and Equity:
Revolving credit facilities	6,327	29,009
Unsecured debt	3,265,294	2,765,893
Unsecured term loan	0	350,000
Mortgage and other secured debt	1,975,464	2,089,805

	5,247,085	5,234,707
Dividends payable	67,865	61,468
Other liabilities (13)	402,978	448,192

Total Liabilities	5,717,928	5,744,367

Preferred shares	350,000	350,000
Common shares	36,108	36,071
Paid-in-capital	5,445,387	5,438,778
Accumulated distributions in excess of net income	(2,358,864)	(2,047,212)
Deferred compensation obligation	17,001	16,609
Accumulated other comprehensive income	(6,689)	(7,352)
Less: Common shares in treasury at cost	(16,910)	(16,646)
Non-controlling interests	27,149	27,280

Total Equity	3,493,182	3,797,528

Total Liabilities and Equity	$9,211,110	$9,541,895

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands	Three Months Ended
	1Q15	1Q14
Revenues:
Minimum rents	$103,737	$98,565
Percentage rent	589	410
Recoveries	30,859	21,883
Other revenues	2,415	15,643

	137,600	136,501
Expenses:
Operating and maintenance	32,711	35,135
Real estate taxes	18,271	12,672

	50,982	47,807

Net operating income	86,618	88,694

Other income (expense):
Interest expense	(40,903)	(50,058)
Depreciation and amortization	(56,737)	(41,214)
Impairment charges	(448)	0
Tax expense	0	(4,140)
Other expense, net	(367)	(3,043)

	(98,455)	(98,455)
Loss from continuing operations	(11,837)	(9,761)
Loss from discontinued operations	0	(2,490)
Gain on disposition of discontinued operations, net	0	21,473
Loss on disposition of real estate, net	(213)	0
Non-controlling interests	0	(1,488)

Net (loss) income attributable to unconsolidated joint ventures	(12,050)	7,734
Depreciation and amortization of real estate investments	56,737	44,175
Impairment of depreciable real estate	448	0
Loss (gain) on disposition of depreciable real estate, net	213	(21,473)

FFO	45,348	30,436
FFO at DDR’s ownership interests	7,017	8,743
Operating FFO at DDR’s ownership interests	7,022	9,095

Net (loss) income at DDR’s ownership interests	(247)	4,731
Basis differences	308	759

Equity in net income of joint ventures	$61	$5,490

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	1Q15	4Q14
Assets:
Land	$1,359,918	$1,439,849
Buildings	3,589,210	3,854,585
Fixtures and tenant improvements	180,389	200,696

	5,129,517	5,495,130
Less: Accumulated depreciation	(736,867)	(773,256)

	4,392,650	4,721,874
Land held for development and construction in progress	53,597	55,698

Real estate, net	4,446,247	4,777,572
Cash and restricted cash	82,012	100,812
Receivables, including straight-line rent, net	47,767	80,508
Other assets, net	373,758	394,751

Total Assets	4,949,784	5,353,643

Liabilities and Equity:
Mortgage debt	3,282,124	3,552,764
Notes and accrued interest payable to DDR	3,077	144,831
Other liabilities	202,378	276,998

Total Liabilities	3,487,579	3,974,593

Redeemable preferred equity	307,563	305,310
Accumulated equity	1,154,642	1,073,740

Total Liabilities and Equity	$4,949,784	$5,353,643

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q15	1Q14

(1)	Minimum rents:
	Straight-line rent, net	$1.4	$1.0
	Below-market rent, net	0.3	(0.1)
	Ground lease revenue	9.1	7.9

(2)	Other revenues:
	Lease termination fees	0.2	1.3
	Other miscellaneous	0.2	0.2

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(70.7)	(62.9)
	Non-recoverable expenses (2014 excludes sold assets)	(5.7)	(7.7)
	Straight-line ground rent expense	(0.3)	(0.3)
	Expensed costs of suspended developments	(0.1)	(0.4)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.9)	(2.8)
	Debt fair value amortization	5.3	4.2
	Loan cost amortization	(2.5)	(3.2)
	Interest expense (capitalized)	1.6	1.8

(5)	General and administrative expenses:
	Stock compensation expenses	(2.2)	(1.9)
	Internal leasing expenses	(2.0)	(1.9)
	Construction administrative costs (capitalized)	2.4	2.4

(6)	Other income (expense):
	Transactions and other, net	(0.1)	(4.0)
	Litigation expenses	(0.0)	(0.2)
	Debt extinguishment, net	(3.3)	(0.0)

(7)	Impairment charges:
	Assets marketed for sale	(179.7)	(10.4)
	Land previously held for development	(99.3)	(0.4)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q15	1Q14

(8)	Discontinued operations (2014):
	Revenues	n/a	$14.1
	Expenses	n/a	(7.6)
	Impairments	n/a	(8.5)
	Depreciation	n/a	(5.7)
	Gain on disposition of real estate, net	n/a	10.7

	Net income	n/a	3.0

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.7)	(0.2)
	Operating FFO attributable to non-controlling interests	(0.3)	(0.2)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	99.3	9.5
	Transaction, litigation, debt extinguishment, other, net	3.9	4.8
	Joint ventures – currency, other	0.0	0.4
	Non-cash gain on change in control of interests	(14.3)	0.0
	Tax expense (primarily Puerto Rico restructuring)	4.4	0.0
	Loss on sale of non-depreciable real estate, net	0.6	0.2

		93.9	14.9

(11)	Outstanding per share information:
	Common shares (at quarter end)	361.0	359.3
	OP units (at quarter end)	1.4	0.4

	Total shares and units (at quarter end)	362.4	359.7
	Weighted average shares and units – Basic & Diluted – EPS	359.8	357.6
	Weighted average shares and units – Basic – FFO & OFFO	362.4	359.6
	Assumed conversion of dilutive securities	0.6	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	363.0	360.1
	Earnings per common share – Basic & Diluted	$(0.69)	$(0.07)
	FFO per share – Basic	$0.04	$0.24
	FFO per share – Diluted	$0.04	$0.24
	Operating FFO per share – Diluted	$0.30	$0.28
	Common stock dividends declared, per share	$0.1725	$0.155

(12)	Intangible assets, net (at quarter and year end)	364.4	389.2

(13)	Below-market leases, net (at quarter and year end)	139.3	139.3

DDR Corp.

Financial Statements: Footnotes

	Three Months Ended
	1Q15	1Q14

Additional financial information:

Capital expenditures (DDR share):
Retenanting	$12.0	$11.4
Maintenance – total	1.5	1.1
Maintenance PSF of owned GLA – non reimbursable	0.02	0.03

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at 3/31/15)	$26.5
Cost basis of headquarters (non-income producing, at quarter end)	40.0